WARRANT

THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAW, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR QUALIFICATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT OR ANY APPLICABLE STATE SECURITIES LAWS. AS A CONDITION TO SALE OR OTHER TRANSFER OF THE SECURITY, THE COMPANY MAY, AT ITS OPTION, REQUIRE THE PROPOSED TRANSFEROR HEREOF TO DELIVER TO THE COMPANY AN OPINION OF COUNSEL, WHICH OPINION AND WHICH COUNSEL SHALL BE SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED FOR SUCH PROPOSED SALE OR OTHER TRANSFER.

To Purchase 500,000 Shares of Common Stock ($0.001 par value)

August 27, 2003

NATUROL HOLDINGS LTD.

Incorporated Under the Laws of the State of Delaware

Warrant

1. Basic Terms. This certifies that, for legal and consulting services, the registered owner is entitled, subject to the terms and conditions of this Warrant, at any time and from time to time, in whole or in part, from the time set forth in Paragraph 3 below until the expiration date, to purchase Five Hundred Thousand (500,000) shares of the Common Stock, par value $0.001 (the "Common Stock"), of Naturol Holdings Ltd. (the "Company") from the Company at the purchase price set forth in Paragraph 2 below, on delivery of this Warrant to the Company with the exercise form duly executed and payment of the purchase price (in cash or by certified or bank cashier's check payable to the order of the Company) for each share purchased.

Registered Owner: STOECKLEIN LAW GROUP

2. Purchase Price. The purchase price per share shall be $0.10.

3. Exercise of Warrants.

3.1 When Exercisable. At any time prior to the expiration of the five year period commencing upon the date of this warrant (the "Expiration Date"), Holder shall have the right to exercise this warrant to purchase in whole or in part the shares of Common Stock.

3.2 Payment. Subject to compliance with the terms and conditions of this Warrant and applicable securities laws, this Warrant may be exercised according to the provisions set forth in Section 3.1 by the delivery (including, without limitation, delivery by facsimile) of the form of Notice of Exercise attached hereto as (the "Notice of Exercise"), duly executed by the Holder, at the principal office of the Company, and as soon as practicable after such date, surrendering this Warrant at the principal office of the Company, and

  payment, (i) in cash (by check) or by wire transfer, (ii) by cancellation by the Holder of indebtedness of the Company to the Holder; or (iii) by a combination of (i) and (ii), of an amount equal to the product obtained by multiplying the number of shares of Common Stock being purchased upon such exercise by the then effective Purchase Price (the "Exercise Amount").

3.3 "Easy Sale" Exercise. When, and if, the Company's Common Stock is traded on the NASDAQ, AMEX, NYSE or like stock exchange with quantitative and qualitative listing requirements, Holder may, in lieu of the payment methods set forth in Section 3.2(ii) above, when permitted by law and applicable regulations (including Nasdaq and NASD rules), pay the Purchase Price through a "same day sale" commitment from the Holder (and if applicable a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer")), whereby the Holder irrevocably elects to exercise this Warrant and to sell a portion of the shares so purchased to pay the Purchase Price and the Holder (or, if applicable, the NASD Dealer) commits upon sale (or, in the case of the NASD Dealer, upon receipt) of such shares to forward the Purchase Price directly to the Company.

3.4 Stock Certificates; Fractional Shares. As soon as practicable on or after the date of any exercise of this Warrant, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of whole shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share equal to such fraction of the current Fair Market Value of one whole share of Common Stock as of such date of exercise. No fractional shares or scrip representing fractional shares shall be issued upon an exercise of this Warrant.

3.5 Partial Exercise; Effective Date of Exercise. In case of any partial exercise of this Warrant, the Company shall cancel this Warrant upon surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the shares of Common Stock purchasable hereunder. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above. The person entitled to receive the shares of Common Stock issuable upon exercise of this Warrant shall be treated for all purposes as the holder of record of such shares as of the close of business on the date the Holder is deemed to have exercised this Warrant.

4. Company's Covenants as to Common Stock. Shares deliverable on the exercise of this Warrant shall, at delivery, be fully paid and non-assessable, free from taxes, liens, and charges with respect to their purchase. The Company shall take any necessary steps to assure that the par value per share of the Common Stock issuable hereunder is at all times equal to or less than the then current Warrant purchase price per share of the Common Stock issuable pursuant to this Warrant. The Company shall at all times reserve and hold available sufficient shares of Common Stock to satisfy all conversion and purchase rights of all outstanding convertible securities, options, and warrants, including, without limitation, this Warrant.

5. Method of Exercise. The purchase rights represented by this Warrant are exercisable at the option of the registered owner in whole at any time, or in part, from time to time, within the period above specified. In case of the exercise of this Warrant for less than all shares purchasable, the Company shall cancel the Warrant and execute and deliver a new Warrant of like tenor and date for the balance of the shares purchasable.

6. Limited Rights of Owner. This Warrant does not entitle the owner to any voting rights or other rights as a shareholder of the Company, or to any other rights whatsoever except the rights herein expressed. No dividends are payable or will accrue on this Warrant or the shares purchasable hereunder until, and except to the extent that, this Warrant is exercised.

7. Exchange or Other Denominations. This Warrant is exchangeable, on its surrender by the registered owner to the Company, for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of shares purchasable hereunder in denominations designated by the registered owner at the time of surrender.

8. Transfer. Except as otherwise above provided, this Warrant is transferable only on the books of the Company by the registered owner in person or by attorney, on surrender of this Warrant, properly endorsed.

9. Recognition of Registered Owner. Prior to due presentment for registration of transfer of this Warrant, the Company may treat the registered owner as the person exclusively entitled to receive notices and otherwise to exercise rights hereunder.

10. Effect of Stock Split, etc. If the Company, by stock split, stock dividend, reverse split, reclassification of shares, or otherwise, changes as a whole the outstanding Common Stock into a different number or class of shares, then: (1) the number and/or class of shares as so changed shall, for the purposes of this Warrant, replace the shares outstanding immediately prior to the change; and (2) the Warrant purchase price in effect, and the number of shares purchasable under this Warrant, immediately prior to the date upon which the change becomes effective, shall be proportionately adjusted (the price to the nearest cent). Irrespective of any adjustment or change in the Warrant purchase price or the number of shares purchasable under this or any other Warrant of like tenor, the Warrants therefore and thereafter issued may continue to express the Warrant purchase price per share and the number of shares purchasable as the Warrant purchase price per share and the number of share purchasable were expressed in the Warrant when initially issued.

11. Effect of Merger, etc. If the Company consolidates with or merges into another corporation, the registered owner shall thereafter be entitled, upon exercise of this Warrant, to purchase, with respect to each share of Common Stock purchasable hereunder immediately before the consolidation or merger becomes effective, the securities or other consideration to which a holder of one share of Common Stock is entitled in the consolidation or merger without any change in or payment in addition to the Warrant purchase price in effect immediately prior to the merger or consolidation. The Company shall take any necessary steps in connection with a consolidation or merger to assure that all the provisions of this Warrant shall thereafter be applicable, as nearly as reasonably may be, to any securities or other consideration so deliverable on exercise of this Warrant. The Company shall not consolidate or merge unless, prior to consummation, the successor corporation (if other than the Company) assumes the obligations of this paragraph by written instrument executed and mailed to the registered owner at the address of the owner on the books of the Company. A sale or lease of all or substantially all the assets of the Company for a consideration (apart from the assumption of obligations) consisting primarily of securities is a consolidation or merger for the foregoing purposes.

12. Notice of Adjustment. On the happening of an event requiring an adjustment of the Warrant purchase price or the shares purchasable hereunder, the Company shall forthwith give written notice to the registered owner stating the adjusted Warrant purchase price and the adjusted number and kind of securities or other property purchasable hereunder resulting from the event and setting forth reasonable detail of the method of calculation and the facts upon which the calculation is based. The Board of Directors of the Company, acting in good faith, shall determine the calculation.

13. Notice and Effect of Dissolution, etc. In case a voluntary or involuntary dissolution, liquidation, or winding up of the Company (other than a connection with a consolidation or merger covered by Paragraph 11 above) is at any time proposed, the Company shall give at least 30 days' prior written notice to the registered owner. Such notice shall contain: (1) the date on which the transaction is to take place; (2) the record date (which shall be at least 30 days after the giving of the notice) as of which holders of Common Stock will be entitled to receive distributions as a result of the transaction: (3) a brief description of the transaction; (4) a brief description of the distributions made to holders of Common Stock as a result of the transaction and (5) an estimate of the fair value of the distributions. On the date of the transaction, if it actually occurs, this Warrant and all rights hereunder shall terminate.

14. Registration of Common Stock. Neither this Warrant nor the shares of Common Stock issuable upon exercise hereof, have been registered under the Securities Act of 1933, as amended. The initial Holder hereof has delivered to the Company a written statement to the effect that he is purchasing this Warrant for his own account for investment and not with a view to or for sale in connection with any distribution thereof except in conformity with the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations promulgated thereunder, and applicable state securities laws, and has further agreed that this Warrant may also state that it may not be sold or transferred in the absence of an effective registration statement under the Securities Act of 1933, and applicable state securities laws, or an opinion of counsel which opinion shall be satisfactory to the Company to the effect that there is an exemption therefrom. In addition, the initial Holder hereto agrees to deliver to the Company a similar written statement with respect to any shares of Common Stock purchased upon the conversion of this Warrant unless such shares have at the time of issuance been registered under the Securities Act of 1933, as amended, and applicable state securities laws.

15. Method of Giving Notice; Extent Required. Notices shall be given by first class mail, postage prepaid, addressed to the registered owner at the address of the owner appearing in the records of the Company.

16. Registration Rights. All shares of Common Stock issued upon exercise of this Warrant shall be "Registrable Securities" and subject to the following registration provisions:

16.1 Piggyback Registrations. The Company shall notify the Holder of Registrable Securities in writing at least ten (10) days prior to filing any registration statement under the Securities Act for purposes of effecting a public offering of securities of the Company that will include shares of Common Stock that is then held by holders of the Company's Common Stock (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, including registration statements relating to any employee benefit plan filed on Form S-8, but excluding any registration statements relating to any corporate reorganization filed on Form S-4) and will afford the Holder an opportunity to include in such registration statement all or any part of the Registrable Securities then held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by such Holder shall within ten (10) days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Securities such Holder wishes to include in such registration statement. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

16.2 Demand Registrations. At any time after the date of this Warrant the Holder may request that the Company register any Registrable Securities. The Holder shall be entitled to one (1) such demand registration per twelve (12) month period (i.e. all registrations must be at least 12 months plus one day apart). The Holder shall have the right to demand that the Company satisfy its obligations pursuant to this Section 3 by use of the SEC's Form S-8, or any successor form thereto, subject to applicable law, or such other SEC registration statement form as Holder may choose to request, including Form S-3 or any successor form thereto, or if Form S-3 is not available, Form SB-1 or Form SB-2, or any successor form thereto. Holder shall notify the Company in writing that it intends to offer or cause to be offered for public sale all or any portion of the Registrable Shares, and within ten (10) days of the receipt after such notice.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and delivered by a duly authorized representative as of the 27th day of August, 2003.

NATUROL HOLDINGS LTD.

By: /s/ William E. Prince

Printed Name: William E. Prince

Its: President

Exercise Form

(To be executed by the registered owner to purchase

Common Stock pursuant to the Warrant)

To: Naturol Holdings Ltd.

2300 Patrick Lane, Suite 26

Las Vegas, Nevada 89119

The undersigned hereby: (1) irrevocably subscribed for ___________ shares of your Common Stock pursuant to this Warrant, and encloses payment of $_____________ therefor, (2) requests that a certificate for the shares be issued in the name of the undersigned and delivered to the undersigned at the address below; and (3) if such number of shares is not all of the shares purchasable hereunder, that a new Warrant of like tenor for the balance of the remaining shares purchasable hereunder be issued in the name of the undersigned and delivered to the undersigned at the address below.

Date: _____________________

Signature: _________________________________________________________

                (Please sign exactly as name appears on Warrant)

Printed Name: _________________________________________________________

Address: _________________________________________________________

Taxpayer ID No.: _________________________________________________________

ASSIGNMENT FORM

(To be executed by the registered owner to transfer the Warrant)

For value received the undersigned hereby sells, assigns, and transfers to:

Name ___________________________________________________________

Address ___________________________________________________________

              ___________________________________________________________

this Warrant irrevocably appoints ________________________ attorney (with full power of substitution) to transfer this Warrant on the books of the Company.

Date: ___________________________

__________________________________________________________

(Please sign exactly as name appears on Warrant)

Taxpayer ID No. ___________________

In the presence of _______________________

Signature guaranteed by:

______________________________________